UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):       January 7, 2005


                                  Knology, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


            Delaware                000-32647                 58-2424258
  ____________________________     ___________            __________________
  (State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)


   1241 O.G.Skinner Drive, West Point, Georgia                  31833
   ___________________________________________                __________
     (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code:     706-645-8752


                                 Not Applicable
           ___________________________________________________________
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

Item 1.02. Termination of a Material Definitive Agreement.

On January 7, 2005, Knology issued a press release announcing that Orange Broadband, Inc. has exercised its right to terminate its asset purchase agreement with Knology for the purchase of Knology's cable system located in Cerritos, California. The text of the press release is furnished herewith as
Exhibit 99.1 and is incorporated by reference herein.

The information included in this report and Exhibit 99.1 attached hereto and incorporated herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Knology, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release, dated January 7, 2005. (This exhibit is furnished, not filed, pursuant to Item 9.01(c)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Knology, Inc.

January 7, 2005                          By: /s/ Chad S. Wachter
                                         ---------------------------------------
                                         Name: Chad S. Wachter
                                         Title: Vice President, General Counsel
                                                and Secretary

                                  Exhibit Index


Exhibit No.                  Description
-----------                  -----------

99.1                   Press release dated January 7, 2005.